Exhibit 99.1

Capstone Turbine Announces Third Quarter Results

    CHATSWORTH, Calif.--(BUSINESS WIRE)--Nov. 6, 2003--Capstone Turbine Corporation (Nasdaq:CPST) (www.microturbine.com), the world's leading microturbine power systems manufacturer, today reported its results for the quarter ended September 30, 2003.
    Revenue for the quarter was $2.3 million as compared with $3.9 million for the third quarter of 2002. Capstone shipped 1.9 megawatts of product in the period, about 60% of the volume for the same period a year ago. Capstone's CFO, Karen Clark, said, "In September, we identified quality issues with some components used in the manufacturing of C60 products and low pressure natural gas C30s. We delayed shipping these products until the issues were remedied. Shipments resumed for the C60 products in late September and for the low pressure C30 products in mid October. It is important to note that, while shipments for the third quarter were less than we anticipated, no orders were cancelled as a result of these production delays."
    For the third quarter of 2003, Capstone's net loss was $9.0 million, or ($0.11) per share compared to a net loss of $10.8 million or ($0.14) per share during the third quarter of 2002.
    The Company's new CEO, John Tucker, commented, "It has been an exciting first 90 days at Capstone. My top priority was to talk with our distributors and end user customers to understand their perceptions of our products and overall performance. That provided very helpful insights. A number of common themes emerged from these conversations. There is strong support for Capstone's technology, but we have work to do to fully meet the market's expectations." Tucker outlined his immediate action plans -- to improve execution in delivering robust products to customers, to improve customer service responsiveness, to integrate the design and manufacturing processes and to inject seasoned leadership into the organization.
    "Within my first three weeks, we announced significant changes at Capstone. We grouped sales, marketing and customer service under a new Senior Vice President of Sales and Service. We integrated Engineering and Operations under a new Senior Vice President of Operations and announced a new Vice President of Human Resources. Additionally, we appointed an interim Vice President of Quality. These individuals were all recruited to Capstone to lead the change process and to bring sound fundamentals and the building blocks to drive quality execution throughout the business," Tucker said.
    In outlining his expectations, Tucker continued, "Our Sales and Service organization will be assessing the market opportunities, working with our distribution partners to identify those markets with strong potential for our products. Our intent is to drive our business structure and product development efforts to support these market applications and then systematically attack those targeted markets." Tucker observed, "Our approach to attacking the market isn't novel, it reflects sound business fundamentals. The key is in executing."
    In summary, Tucker concluded, "There is a lot of hard work ahead, but I believe we are building the right team for the job. I am delighted to have this opportunity to lead Capstone and more than ever believe in the prospects for our business."

    Third Quarter Financial Highlights

    Gross loss in the quarter was $2.2 million, compared to $2.4 million for the same period in the prior year. This improvement came from lower production overhead spending.
    Research and development ("R&D") costs were $2.4 million in the period, net of $0.1 million of contract reimbursement offsets. This compared to $1.9 million in the third quarter of 2002, net of $1.5 million in contract offsets. While R&D spending decreased $0.9 million between periods, the lower contract reimbursement offsets resulted in an increase in reported R&D costs of $0.5 million.
    Selling, general and administrative expenses decreased to $4.6 million, two-thirds the amount recorded in the third quarter of 2002, reflecting lower spending rates in the current period.
    As of September 30, 2003, Capstone had $119.9 million in cash and cash equivalents, with no long-term debt. The company's cash utilization was $6.4 million in the third quarter of 2003, compared to a use of $10.8 million in the third quarter of 2002.

    Conference call

    The company will host a conference call today, Thursday, November 6, at 2:00 p.m. Pacific Time, to further review the company's third quarter results. Access to the live broadcast and a replay of the webcast will be available until February 3, 2004, through the company's web site: www.microturbine.com.

    About Capstone Turbine

    Capstone Turbine Corporation (www.microturbine.com) (Nasdaq:CPST) is the world's leading producer of low-emission microturbine systems. In 1998, Capstone was the first to offer commercial power products utilizing microturbine technology, the result of more than ten years of focused research. Capstone Turbine has sold and shipped more than 2,500 commercial production Capstone MicroTurbine systems to customers worldwide. These award-winning systems have logged more than 4 million hours of operation.

    This press release contains "forward-looking statements," as that term is used in the federal securities laws, about Capstone's business, with regard to its ability to address its market challenges, identify the market opportunities with strong potential, successfully attack the targeted markets, improve the robustness of its products, improve its customer service, and drive change in the business. These forward-looking statements are subject to numerous assumptions, risks and uncertainties that may cause Capstone's actual results to be materially different from any future results expressed or implied in such statements. Such factors include, but are not limited to:

    1) Market acceptance and trends;

    2) The ability to enhance the quality and reliability of Capstone's products;

    3) The limited operating history characterized by net losses;

    4) The abilities of new management to effect beneficial changes;

    5) The ability of Capstone to successfully execute its production and marketing plans; and

    6) Other factors detailed in the Company's filings with the Securities and Exchange Commission.

    Capstone cautions readers not to place undue reliance on these statements, which speak only as of the date of this release. Capstone undertakes no obligation, and specifically disclaims any obligation, to release any revisions to any forward-looking statements to reflect events or circumstances after the date of this release or to reflect the occurrence of unanticipated events.
    "Capstone Turbine Corp." is a registered trademark of Capstone Turbine Corporation. All other trademarks mentioned in this press release are the property of their respective owners.


                     CAPSTONE TURBINE CORPORATION
                      CONSOLIDATED BALANCE SHEETS
                              (Unaudited)

                                            September 30, December 31,
                                                 2003         2002
                                            --------------------------

                   Assets

Current Assets:
 Cash and cash equivalents                  $119,949,000 $140,310,000
 Accounts receivable, net of allowance for
  doubtful accounts and sales returns of
  $578,000 at September 30, 2003 and
  $194,000 at December 31, 2002                2,749,000    4,893,000
 Inventory                                    10,596,000    9,124,000
 Prepaid expenses and other current assets     2,092,000    2,331,000
                                            --------------------------
  Total current assets                       135,386,000  156,658,000
                                            --------------------------
Equipment and Leasehold Improvements:
 Machinery, equipment, and furniture          22,996,000   22,996,000
 Leasehold improvements                        8,497,000    8,480,000
 Molds and tooling                             4,316,000    4,350,000
                                            --------------------------
                                              35,809,000   35,826,000
 Less accumulated depreciation and
  amortization                                18,476,000   15,346,000
                                            --------------------------
  Total equipment and leasehold
   improvements, net                          17,333,000   20,480,000
                                            --------------------------

Non-Current Portion of Inventory               3,787,000    6,784,000
Intangible Asset, net                          1,828,000    2,029,000
Other Assets                                     492,000    1,240,000
                                            --------------------------
  Total                                     $158,826,000 $187,191,000
                                            ==========================

    Liabilities and Stockholders' Equity

Current Liabilities:
 Accounts payable                             $1,726,000   $4,321,000
 Accrued salaries and wages                    1,420,000    2,088,000
 Other accrued liabilities                     1,314,000    1,132,000
 Accrued warranty reserve                      6,196,000    6,913,000
 Deferred revenue                              1,817,000      734,000
 Current portion of capital lease
  obligations                                  1,158,000    1,522,000
                                            --------------------------
  Total current liabilities                   13,631,000   16,710,000
                                            --------------------------

Long-Term Portion of Capital Lease
 Obligations                                     251,000      974,000

Other Long-Term Liabilities                    1,232,000    1,325,000

Commitments and Contingencies                         --           --

Stockholders' Equity:
 Common stock, $.001 par value; 415,000,000
  shares authorized; 83,631,310 shares
  issued and 83,080,102 shares outstanding
  at September 30, 2003; 81,635,035 shares
  issued and 81,437,822 shares outstanding
  at December 31, 2002                            84,000       82,000
 Additional paid-in capital                  529,389,000  526,952,000
 Accumulated deficit                        (384,671,000)(358,646,000)
 Less Deferred stock compensation               (577,000)          --
 Less Treasury stock, at cost; 551,208
  shares at September 30, 2003; 197,213
  shares at December 31, 2002                   (513,000)    (206,000)
                                            --------------------------
  Total stockholders' equity                 143,712,000  168,182,000
                                            --------------------------
  Total                                     $158,826,000 $187,191,000
                                            ==========================


                     CAPSTONE TURBINE CORPORATION
                 CONSOLIDATED STATEMENTS OF OPERATIONS
                              (Unaudited)

                           Three                        Nine
                        Months Ended                Months Ended
                        September 30,               September 30,
                -------------------------  --------------------------
                     2003          2002          2003          2002
                -------------------------  --------------------------

Revenues        $ 2,347,000  $  3,887,000  $  9,261,000  $ 15,886,000
Cost of Goods
 Sold             4,551,000     6,301,000    16,246,000    25,481,000
Gross Loss       (2,204,000)   (2,414,000)   (6,985,000)   (9,595,000)

Operating
 Expenses:
  Research and
   development    2,402,000     1,880,000     5,858,000     4,938,000
  Selling,
   general and
   administrative 4,643,000     7,057,000    14,140,000    25,067,000
  Impairment loss
   on marketing
   rights                 -             -             -    15,999,000
    Total
     operating
     costs and
     expenses     7,045,000     8,937,000    19,998,000    46,004,000
Loss from
 Operations      (9,249,000)  (11,351,000)  (26,983,000)  (55,599,000)
Interest Income     309,000       687,000     1,148,000     2,266,000
Interest Expense    (52,000)      (97,000)     (189,000)     (316,000)
Other Income              -         3,000         1,000        28,000
Loss Before
 Income Taxes    (8,992,000)  (10,758,000)  (26,023,000)  (53,621,000)
Provision for
 Income Taxes             -             -         2,000         2,000
Net Loss        $(8,992,000) $(10,758,000) $(26,025,000) $(53,623,000)

Weighted Average
 Common Shares
 Outstanding     82,116,448    77,526,602    81,959,287    77,455,926

Net Loss Per
 Share of Common
 Stock - Basic
 and Diluted    $     (0.11) $      (0.14) $      (0.32) $      (0.69)


                     CAPSTONE TURBINE CORPORATION
                 CONSOLIDATED STATEMENTS OF CASH FLOWS
                              (Unaudited)
                                                Nine Months Ended
                                                  September 30,
                                            --------------------------
                                                2003         2002
                                            --------------------------
Cash Flows from Operating Activities:
  Net loss                                  $(26,025,000)$(53,623,000)
  Adjustments to reconcile net loss to net
   cash used in operating activities:
     Depreciation and amortization             4,790,000    8,065,000
     Impairment loss on marketing rights              --   15,999,000
     Non-cash reversal of administrative
      expenses                                (1,099,000)          --
     Provision for doubtful accounts and
      sales returns                              556,000      169,000
     Inventory write-down                         62,000    3,002,000
     Provision for warranty expenses           2,011,000    2,364,000
     Loss on disposal of equipment               217,000       86,000
     Non-employee stock compensation              28,000           --
     Employee and director stock
      compensation                               537,000      780,000
     Changes in operating assets and
      liabilities:
       Accounts receivable                     1,589,000    2,028,000
       Inventory                               1,462,000    1,883,000
       Prepaid expenses and other current
        assets                                   238,000   (1,220,000)
       Other assets                                   --     (267,000)
       Accounts payable                       (1,496,000)    (110,000)
       Accrued salaries and wages and
        deferred compensation                   (704,000)     319,000
       Other accrued liabilities                 125,000      (55,000)
       Accrued warranty reserve               (2,728,000)  (2,239,000)
       Deferred revenue                        1,083,000     (838,000)
                                            --------------------------
         Net cash used in operating
          activities                         (19,354,000) (23,657,000)
                                            --------------------------
Cash Flows from Investing Activities:
  Acquisition of and deposits on fixed
   assets                                       (950,000)  (2,116,000)
  Proceeds from disposal of fixed assets          26,000           --
                                            --------------------------
         Net cash used in investing
          activities                            (924,000)  (2,116,000)
                                            --------------------------
Cash Flows from Financing Activities:
  Repayment of capital lease obligations      (1,073,000)    (976,000)
  Exercise of stock options and employee
   stock purchases                             1,297,000      214,000
  Acquisition of treasury stock                 (307,000)          --
                                            --------------------------
         Net cash used in financing
          activities                             (83,000)    (762,000)
                                            --------------------------
  Net Decrease in Cash and Cash Equivalents (20,361,000) (26,535,000) Cash and Cash Equivalents, Beginning of
   Period                                    140,310,000  170,868,000
                                            --------------------------
  Cash and Cash Equivalents, End of Period  $119,949,000 $144,333,000
                                            ==========================

Supplemental Disclosures of Cash Flow
 Information:
  Cash paid during the period for:
     Interest                                   $189,000     $316,000
     Income taxes                                 $2,000       $2,000

    CONTACT: Capstone Turbine Corporation
             Alice Barsoomian, 818-734-5428 (Investor Media)
             Keith Field, 818-734-5465 (General Media)